AMENDMENT TO CREDIT AGREEMENT, dated as of December 24, 2012 (this "Amendment"), among (i) BPZ EXPLORACIÓN & PRODUCCION S.R.L., as borrower (the "Borrower") under the Credit Agreement, dated as of July 6, 2011, among the Borrower, the Guarantors, the Lenders and the Administrative Agent (each as defined below), (as amended, supplemented or modified from time to time, the "Credit Agreement"); (ii) BPZ RESOURCES, INC., BPZ ENERGY LLC, SOLUCIONES ENERGÉTICAS S.R.L. and BPZ NORTE OIL, S.R.L. ("BPZ Norte"), the LENDERS party to the Credit Agreement (collectively, the "Lenders"); and (iii) CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent under the Credit Agreement (in such capacity, the "Administrative Agent").

WHEREAS, the Borrower has informed to the Administrative Agent and the Lenders that (i) effective as of December 12, 2012, it has transferred to BPZ Norte a portion representing 49% of the Borrower's right, title and interest in an to the Block Z-1 License Contract and the assets rights and contracts used or held for use in connection with the Block Z-1 License Contract; and (ii) effective as of December 14, 2012, it has transferred title to Pacific Stratus of 100% of the then outstanding Capital Stock of BPZ Norte, as a result of which Pacific Stratus holds 100% of the then outstanding Capital Stock of BPZ Norte, in each case, pursuant to definitive documentation attached hereto as Exhibit A (such transactions, collectively, the "Reference Transactions"); and

WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Credit Agreement and the Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants set forth herein, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1 Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement (as amended by this Amendment) are used herein as therein defined, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall apply *mutatis mutandis* to this Amendment.

ARTICLE II
AMENDMENTS AND WAIVER TO CREDIT AGREEMENT

Section 2.1 Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below),

(a) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Debt Service Reserve Account Required Balance" in its entirety with the following:

> *"Debt Service Reserve Account Required Balance" means, as of any day, an amount in Dollars equal to the aggregate principal outstanding amount of the Loans as of such day.*

(b) Section 7.7 of the Credit Agreement is hereby amended by replacing clause (b) thereof in its entirety with the following:

"(b) the amounts on deposit in the Debt Service Reserve Account to be at all times at least equal to the Debt Service Reserve Account Required Balance."

Section 2.2 Waiver. Each Lender hereby agrees that no Default or Event of Default under the Credit Agreement shall result solely from the consummation of the Reference Transactions.

Section 2.3 Release of BPZ Norte. Upon the occurrence of the Amendment Effective Date and without further notice to, or action by, any Person, each and all of the obligations of BPZ Norte arising under or in connection with the Credit Agreement shall automatically terminate and be released and discharged in full. Upon the request and at the expense of BPZ Norte, the Administrative Agent shall take such actions and execute and deliver such agreements, instruments and documents as may be required (as reasonably requested by BPZ Norte) in order to evidence such termination and release. In addition, effective as of the Amendment Effective Date, the Administrative Agent shall (on behalf of the Lenders) release all Liens created for the benefit of the Lenders in respect of the Capital Stock of BPZ Norte.

Section 2.4 Debt Service Reserve Account. The Borrower hereby authorizes and instructs the Administrative Agent to withdraw, on any day, from the Debt Service Reserve Account, such amounts of principal of or interest on the Loans or other amounts that are due and payable by the Borrower under the Credit Agreement or any other Loan Document on such day, and apply, on behalf of the Borrower, the amounts so withdrawn to the payment of such amounts then due and payable by the Borrower under the Credit Agreement and the other Loan Documents; it being understood, that nothing herein shall create an obligation on the part of the Administrative Agent to may any such withdrawal from the Debt Service Reserve Account and the failure by the Administrative Agent to make any such withdrawal and application on any day shall not release or discharge the Borrower from any of obligations under the Credit Agreement or any other Loan Document.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.1 Conditions to Effectiveness. This Amendment shall become effective on the date hereof (the "Amendment Effective Date"), subject to the satisfaction of each of the following conditions on or prior to such date in a manner satisfactory to the Administrative Agent and the Lenders:

(a) Execution of Amendment. The Administrative Agent shall have received a true, correct and complete copy of this Amendment duly executed and delivered by a duly authorized officer of each party hereto.

(b) Corporate Authority. The Administrative Agent shall have received certified copies of all corporate authority for the Borrower and the Guarantors with respect to the execution, delivery and performance of this Amendment.

(c) Debt Service Reserve Account. The Administrative Agent shall have received documentation in substance and form satisfactory to the Administrative Agent evidencing that on the Amendment Effective Date, after giving effect to this Amendment, the balance on deposit in the Debt Service Reserve Account is at least equal to the Debt Service Reserve Account Required Balance. The Borrower acknowledges that, as of the date of this Amendment, the Debt Service Reserve Account Required Balance is U.S.$35,000,000.

(d) Representations and Warranties. Each of the representations and warranties of the Borrower and the Guarantors in each of the Loan Documents shall be true and correct on and as of the Amendment Effective Date.

(e) No Default. No event, act or condition shall have occurred and be continuing which constitutes a Default or Event of Default (other than a Default or Event of Default resulting solely from the consummation of the Reference Transactions).

(f) Satisfaction of Conditions under Amendment to Nueva Esperanza Credit Agreement. All conditions precedent for the occurrence of the "amendment effective date" under the amendment to the Nueva Esperanza Credit Agreement, dated as of the date hereof, executed and delivered by Nueva Esperanza, the guarantors party thereto, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent (the "Nueva Esperanza Amendment") shall have been satisfied in full and the "amendment effective date" under the Nueva Esperanza Amendment shall fall on the same Business Day on which the Amendment Effective Date falls.

(g) Release of Liens. Arrangements satisfactory to the Administrative Agent shall have been made so that, on the Amendment Effective Date, all Liens created for the benefit of the Pacific Secured Parties (as defined in the Pacific Farm-out Intercreditor Agreement) under the Pacific Security Documents are released and discharged in full, and the Pacific Secured Parties (as so defined) shall have agreed pursuant to definitive documentation satisfactory to the Administrative Agent to take such actions and execute such documents , instruments and agreements necessary to

evidence such release, all in a manner reasonably satisfactory to the Administrative Agent.

ARTICLE IV
MISCELLANEOUS

Section 4.1 Notices. All notices, requests and other communications to any party hereto shall be given or served in the manner contemplated in Section 11.2 of the Credit Agreement.

Section 4.2 No Waiver; Status of Credit Documents. This Amendment shall not constitute an amendment, supplement or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, supplement, waiver or consent to any action on the part of any party hereto that would require an amendment, supplement, waiver or consent of the Lenders except as expressly stated herein. Except as expressly amended and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. No failure or delay on the part of the Lenders in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Amendment and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies available at equity or law. Nothing in this Amendment shall constitute a novation of any of the Borrower's obligations under the Credit Agreement or any other Loan Document.

Section 4.3 Amendment. This Amendment may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

Section 4.4 Amendment Binding. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and permitted assigns of the parties hereto.

Section 4.5 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 4.6 Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by e-mail in portable document format (.pdf) or facsimile (with acknowledgment of receipt) will be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of laws principles.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BPZ EXPLORACIÓN Y PRODUCCIÓN S.R.L.,
as Borrower

By: ____________________________

Name: RAFAEL ZOEGER

Title: GENERAL MANAGER

By: ____________________________

Name:

Title:

BPZ RESOURCES, INC.,
as Guarantor

By: [signature]

Name: Ledgard

Title: Chief Legal Officer

BPZ NORTE OIL, S.R.L.,
as Guarantor

By: ____________________

Name: RAFAEL ZOEGER

Title: GENERAL MANAGER

BPZ ENERGY LLC,
as Guarantor

By: [signature]

Name: Ledgard

Title: Chief Legal Officer

[*Signature Page Amendment to Credit Agreement*]

SOLUCIONES ENERGÉTICAS S.R.L.,
as Guarantor

By: ______________________

Name: Francisco Galvez
Title: General Manager

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By: ______________________________
Name: Martin Cameo
Title: Director

By: ______________________________
Name: Michael Jakob
Title Director

[*Signature Page Amendment to Credit Agreement*]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By: ______________________
Name: Martin Cameo
Title: Director

By: ______________________
Name: Michael Jakob
Title Director

[*Signature Page Amendment to Credit Agreement*]

STANDARD BANK PLC,
as Lender

By: ______________________

Name: William Connell

Title: Attorney in Fact

By: ______________________

Name: Albertus Maartens

Title: Attorney in Fact